                                                                   Exhibit 10(p)




                               AMENDMENT NO. 5
                         Dated as of June 10, 1994
                                      TO
                                LOAN AGREEMENT
                        Dated as of February 13, 1992


        THIS AMENDMENT NO. 5 TO LOAN AGREEMENT ("Amendment") is entered into as of June 10, 1994 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                            PRELIMINARY STATEMENT

        A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended by that certain Amendment No. 1 and Waiver dated as of February 11, 1993, that certain Amendment No. 2 and Consent dated as of March 1, 1994, that certain Amendment No. 3 dated as of March 31, 1994, and that certain Amendment No. 4 and Consent ("Amendment No. 4") dated as of May 27, 1994 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, or if not defined in the Loan Agreement, the meanings ascribed to them in Amendment No. 4.

        B. In Amendment No. 4, the Borrower, the Lender and the Agent agreed to negotiate in good faith to agree to, among other things, (1) Financial Covenant Amendments to reflect the effect of the Midland Sale, and (2) to agree upon the application of the Purchase Price to the Obligations. The Borrower, the Lender and the Agent have agreed upon Financial Covenant Amendments and the application of the Purchase Price to the Obligations, and have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agent hereby agree as follows:

        SECTION 1. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Loan Agreement is hereby amended as follows:

        1.1  SECTION 1.1 of the Loan Agreement is amended by deleting clause
(A)(i) in the definition of "Borrowing Base" and substituting the following therefor:

        "(i) fifty percent (50%) of the aggregate value of the Eligible Inventory PLUS"

        1.2 SECTION 7.3 of the Loan Agreement is amended to delete in their entirety SECTIONS 7.3(A), 7.3(B), 7.3(C), 7.3(D), 7.3(E) and 7.3(F) thereof and to substitute the following therefor:

        "(a) at all times during each Fiscal Quarter set forth below, Consolidated
    Working Capital equal to or greater than the amount set forth opposite such Fiscal Quarter below:

                               MINIMUM CONSOLIDATED
    FISCAL QUARTER ENDING        WORKING CAPITAL
    March 31, 1994                 $30,000,000

    June 30, 1994                  $30,000,000

    September 30, 1994             $28,000,000

    December 31, 1994              $25,000,000

    March 31, 1995 and
    each Fiscal Quarter
    thereafter                     $42,000,000


    (b) at all times during each of the Fiscal Years set forth below, a Consolidated Current Ratio equal to or greater than the ratio set forth opposite such Fiscal Year below:

    FISCAL YEAR                    RATIO

    1994                           1.5 to 1.0

    1995 and each
    Fiscal Year thereafter         2.0 to 1.0

        (c) at all times during each Fiscal Quarter set forth below, a Consolidated Funded Debt to Consolidated Tangible Net Worth Ratio, equal to or less than the ratio set forth opposite such Fiscal Quarter below:


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
    FISCAL QUARTER ENDING          RATIO

    March 31, 1994                 19 to 1.0

    June 30, 1994                  12 to 1.0

    September 30, 1994             10 to 1.0

    December 31, 1994              8 to 1.0

    March 31, 1995 and
    each Fiscal Quarter
    thereafter                     1.0 to 1.0


        (d) at the end of each Fiscal Quarter set forth below, a Consolidated
    EBITDA to Consolidated Interest Expense Ratio for the period from the beginning of each Fiscal Year in which such Fiscal Quarter occurs to the end of such Fiscal Quarter, equal to or greater than the ratio set forth opposite such Fiscal Quarter below:

    FISCAL QUARTER                 RATIO

    March 31, 1994                 (6.5) to 1.0

    June 30, 1994                  (1.5) to 1.0

    September 30, 1994             0.75 to 1.0

    December 31, 1994              1.23 to 1.0

    March 31, 1995 and
    each Fiscal Quarter
    thereafter                     2.50 to 1.0


        (e) at the end of each Fiscal Quarter set forth below, a Consolidated
    EBITDA to Consolidated Debt Service Ratio for the period from the beginning of each Fiscal Year in which such Fiscal Quarter occurs to the end of such Fiscal Quarter, equal to or greater than the ratio set forth opposite such Fiscal Quarter below:

    FISCAL QUARTER                  RATIO

    March 31, 1994                  (6.5) to 1.0

    June 30, 1994                   (1.85) to 1.0





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
    September 30, 1994             (0.50) to 1.0

    December 31, 1994              (0.18) to 1.0

    Each Fiscal Quarter
    during the 1995
    Fiscal Year                    1.70 to 1.0

    Each Fiscal Quarter
    during each Fiscal
    Year thereafter                2.00 to 1.0

        (f) at the end of each Fiscal Quarter set forth below, Consolidated
    EBITDA for the period from the beginning of the Fiscal Year in which such Fiscal Quarter occurs to the end of such Fiscal Quarter, equal to or greater than the amount set forth opposite such Fiscal Quarter below:

    FISCAL QUARTER                 AMOUNT

    March 31, 1994                 $(7,633,000)

    June 30, 1994                  $(2,000,000)

    September 30, 1994             $ 3,500,000

    December 31, 1994              $ 7,500,000

    December 31, 1995 and
    the last day of each
    Fiscal Year thereafter         $25,000,000"


        SECTION 2.  APPLICATION OF PURCHASE PRICE.

                The Borrower, the Lender and the Agent agree that out of the Purchase Price, $6,771,266.59 shall be applied as a prepayment to the Term Loan, such prepayment to be applied to the payments due under the Term Loan in the inverse order of maturity. Lender and Agent also agree that the installments due on the Term Loan of $21,266.59 on September 30, 1994 and $750,000 on December 31, 1994 shall be deferred and such amounts shall be added to the last installment of principal due on the Term Loan (such installment being determined after giving effect to the prepayment agreed upon in the preceding sentence).


        SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon receipt by the Agent of the following:



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
        (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent; and

        (ii) Reaffirmations of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door.

        SECTION 4.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

        4.1 Except to the extent that any representation or warranty is expressly made only with respect to an earlier date, upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

        4.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

        SECTION 5.  REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

        5.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

        5.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

        5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any


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
provision contained therein, except as specifically set forth herein.

        SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

        SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                        THE LAMSON AND SESSIONS CO.


                                        By:___________________________
                                           Name:
                                           Title:


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as the Agent
                                        and as the sole Lender

                                        By:___________________________
                                           Name:
                                           Title:

                                   EXHIBIT A
                                       to
                                   Amendment

           FORM OF REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT


                                  (Attached.)

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

        The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 5 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Dated as of June 10, 1994

                                        [Names of Guarantor]


                                        By:  __________________________
                                        Title:

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

        The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 5 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Dated as of June 10, 1994

                                        THE YOUNGSTOWN STEEL DOOR COMPANY


                                        By:  __________________________
                                        Title:

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

        The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 5 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Dated as of June 10, 1994

                                        CARLON CHIMES CO.


                                        By:  __________________________
                                        Title:





JRL94B49.SEC (2/22/95 4:59pm)





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